UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

June 14, 2005

Date of Report (Date of Earliest Event Reported)

BUSINESS OBJECTS S.A.

(Exact name of Registrant as specified in its charter)

Republic of France	0-24720	98-0355777

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification Number)

157-159 Rue Anatole France, 92300 Levallois-Perret,
France

(Address of principal executive offices)

(408) 953-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act ((17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act ((17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

     On June 14, 2005, the shareholders of Business Objects S.A. (the “Company”) authorized the Company’s board of directors to issue warrants (the “Warrants”) to subscribe to 45,000 ordinary shares to each of Gerald Held and Carl S. Pascarella, each a non-employee director of the Company. This authorization will expire on June 14, 2006. The exercise price per share underlying the Warrants is equal 22.13 euros, corresponding to the closing price of the Company’s ordinary shares as listed on Eurolist by Euronext on the last trading date prior to the date of the shareholders’ meeting. The Warrants shall vest over three years, as follows: one-third of the shares shall be exercisable on or after June 1, 2006, one-third of the shares shall be exercisable on or after June 1, 2007 and one-third of the shares shall be exercisable on or after June 1, 2008. The expiration date of the Warrants shall be the earlier to occur of (i) the seventh anniversary of their issuance or (ii) the 90th day following the date on which the director ceases to be a member of the board of directors.

Item 3.03 Material Modification to Rights of Security Holders.

     On June 14, 2005, the shareholders of the Company approved amendments to the Memorandum and Articles of Association, Up-Dated Bylaws (the “Amended Bylaws”). The following table sets forth a brief summary of the material modification approved by Company’s shareholders. The summary that follows is not intended to be complete, and is qualified in its entirety by reference to the full text of the Amended Bylaws included as Exhibit 3.1 hereto and incorporated herein by reference.

Bylaw Provision	Provision, as Amended	Former Provision

Articles 7.2	In addition to the legal obligation to inform to the Company the holding of certain fractions of the capital or voting rights, any natural or legal person acting alone or in concert who becomes the acquirer of a number of shares equal to or greater than 2%, of the share capital or voting rights or a multiple of this percentage, shall within five trading days of crossing the holding threshold, inform the Company of the total number of shares or voting rights which this person holds by a registered letter incorporating a proof of delivery slip addressed to Company headquarters or by an equivalent means in accordance with foreign law.

Should this obligation to inform not be fulfilled and should one or more shareholders holding at least 2% of the share capital or voting rights so require, shares in excess of the fraction which should have been declared are deprived of the voting rights at any shareholders’ meeting held within the term of two years following the date of regularizing the notification.	Any natural or legal person acting alone or in concert who acquires a number of shares representing more than one twentieth, one tenth, one fifth, one third, half or two thirds of the shares capital or voting rights, shall inform the Company, within five trading days of crossing the holding threshold, of the total number of shares or voting rights which this person holds.

In the event a shareholder fails to notify the Company, one or several shareholders holding together at least 5% of the share capital or voting rights may request that the shares or voting right certificates be deprived from voting rights for as long as notification is completed and for a two-year period thereafter.

Item 8.01 Other Events.

     An ordinary and extraordinary general meeting of shareholders of the Company was held on June 14, 2005 at 2:00 p.m., Paris time, at which meeting the Company’s shareholders took the following actions.

     Within the authority of the ordinary shareholders’ meeting, the following items were voted on:

1.	Approval of the statutory financial statements for the fiscal year ended December 31, 2004.

For	43,789,787
Against	437,602
Abstain	2,202

2.	Approval of the consolidated financial statements for the fiscal year ended December 31, 2004.

For	43,928,143
Against	297,822
Abstain	3,626

3.	Allocation of earnings for the fiscal year ended December 31, 2004.

For	44,111,929
Against	114,672
Abstain	2,990

4.	Renewal of the term of office of Mr. Gerald Held as Director.

For	44,211,066
Against	16,329
Abstain	2,196

5.	Ratification of the appointment of Mr. Carl Pascarella as Director.

For	44,211,393
Against	15,323
Abstain	2,875

6.	Appointment of, as replacements for the second statutory auditors, Deloitte Touche Tohmatsu, and the second alternate statutory auditors, BEAS, of BDO Marque & Gendrot, as second statutory auditors and Rouer, Bernard, Bretout, as second alternate statutory auditors.

For	44,179,001
Against	47,469
Abstain	3,121

7.	Ratification of regulated agreements.

For	43,039,561
Against	1,184,882
Abstain	5,148

8.	Increase of the aggregate amount of authorized directors’ fees.

For	41,277,735
Against	2,949,576
Abstain	2,280

9.	Authorization granted to the Board of Directors to repurchase Ordinary Shares of the Company.

For	39,325,711
Against	4,901,509
Abstain	2,371

Within the authority of the Extraordinary Shareholders’ Meeting, the following items were voted on:

10.	Authorization granted to the Board of Directors to reduce the share capital by cancellation of treasury shares.

For	44,147,248
Against	79,620
Abstain	2,723

11.	Authorization granted to the Board of Directors to issue warrants to subscribe up to a maximum of 45,000 Ordinary Shares reserved for Mr. Gerald Held.

For	35,033,386
Against	9,195,160
Abstain	1,045

12.	Authorization granted to the Board of Directors to issue warrants to subscribe up to a maximum of 45,000 Ordinary Shares reserved for Mr. Carl Pascarella.

For	33,930,793
Against	10,297,752
Abstain	1,045

13.	Authorization granted to the Board of Directors to increase the share capital through the issuance of Ordinary Shares, with subscription reserved to the participants in the Company Employee Savings Plan.

For	43,680,351
Against	546,269
Abstain	2,971

14.	Delegation granted to the Board of Directors to increase the share capital through the issuance of Ordinary Shares, with subscription reserved to the 2004 Business Objects S.A. Employee Benefits Trust under the 2004 International Employee Stock Purchase Plan.

For	43,635,918
Against	591,037
Abstain	2,636

15.	Authorization granted to the Board of Directors to allocate, free of charge, existing Ordinary Shares, or to issue new Ordinary Shares, free of charge, to the employees and certain officers of the Company and to the employees of the Company’s subsidiaries.

For	37,456,025
Against	6,744,443
Abstain	29,123

16.	Approval of the amendment of article 7.2 of the Company’s articles of association in order to stipulate an additional obligation of disclosure in case of crossing of the holding threshold of 2% of the total number of Ordinary Shares or voting rights.

For	36,633,611
Against	7,572,804
Abstain	23,176

17.	Approval of the amendment of article 7.3 of the Company’s articles of association to conform them to the new provisions of the French Commercial Code, as amended by French Decree No. 2004-604 dated June 24, 2004.

For	43,912,221
Against	313,368
Abstain	4,002

18.	Approval of the removal of the fifteenth, seventeenth and twenty-fourth paragraphs of article 6 of the Company’s articles of association relating to the cancellation of warrants, following the resignation of certain Directors, in compliance with the provisions of the warrant agreements.

For	43,877,089
Against	346,315
Abstain	6,187

Within the authority of the Ordinary Shareholders’ Meeting, the following items were voted on:

19.	To grant full powers of attorney to carry out registrations and formalities.

For	44,202,028
Against	19,012
Abstain	8,551

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

3.1	Amended and Restated Bylaws of the Company, as amended June 14, 2005 (English translation)

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 20, 2005

BUSINESS OBJECTS S.A.

By:	/s/ James R. Tolonen

James R. Tolonen
Chief Financial Officer and Senior Group
Vice President

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated Bylaws of Business Objects S.A, as amended June 14, 2005 (English translation)